Stein Roe Mutual Funds
Semiannual Report
Dec. 31, 1998

Photo of: abacus

Stein Roe Money Market Fund

Cash Reserves Fund

LOGO: STEIN ROE MUTUAL FUNDS
SENSIBLE RISKS. INTELLIGENT INVESTMENTS.(SM)

Contents
--------------------------------------------------------------------------------
From the President................................................   1

   Tom Butch's thoughts on the markets and investing

Questions & Answers

   Interview with the portfolio manager and a summary of investment activity
   Cash Reserves Fund.............................................   3

Portfolio of Investments..........................................   7

   A complete list of investments with market values

Financial Statements..............................................   9

   Statements of assets and liabilities, operations and changes in net assets

Notes to Financial Statements.....................................   15

Financial Highlights..............................................   18

   Selected per-share data

General Information...............................................   19

   A guide to Stein Roe services


                Must be preceded or accompanied by a prospectus.

From the President
--------------------------------------------------------------------------------
To Our Shareholders

We are pleased to report that Stein Roe Cash Reserves Fund met its investment objective of maximizing income while providing liquidity and safety during the six months ended Dec. 31, 1998, a period of dynamic change for fixed-income securities.

   On the pages that follow, you'll see how your Fund was positioned to try to take advantage of market trends as well as how an investment in Stein Roe Cash Reserves Fund has measured up against inflation.

Interest Rates Decline Sharply

Since my last report to you, the income potential of money market investments has declined. During the second half of calendar-year 1998, the Federal Reserve acted decisively to reduce interest rates by 0.75% to 4.75% to maintain domestic economic growth in the wake of continued turmoil in Japan and emerging markets such as Brazil.

   We maintained above-average returns in the Fund because we had positioned the Fund defensively against this decrease in rates. As well, the market was buoyed by a traditional favorable year-end boost in yields as lenders increased rates to entice buyers to rid them of their year-end inventory.

A Positive Economic Climate

We believe the current domestic economic environment remains favorable for investors. Continued sales and cash-flow growth has helped many companies meet their obligations and maintain their credit ratings. Consumer inflation is at its lowest point in 12 years. And although we anticipate strong retail demand to help maintain manufacturing output, we doubt it will be enough to overcome weakness in demand from American companies' overseas customers. We expect economic growth to slow moderately in the coming year.

   On behalf of Stein Roe, I want to personally thank you for your continued confidence in our organization, which this year marks its 50th anniversary of serving mutual fund investors.

   Sincerely,
   /s/ Thomas W. Butch

   Thomas W. Butch
   President
   January 11, 1999

Photo of: Thomas W. Butch

Fund Performance
--------------------------------------------------------------------------------

Among the ways to evaluate a fund's historical performance is to look at the cumulative return percentage, the average annual total return percentage or the growth of a hypothetical $10,000 investment. Below we compare the returns of Stein Roe Cash Reserves Fund with its peer group of mutual funds and the U.S. Consumer Price Index (inflation). Each fund performance figure includes reinvestment of dividends.

--------------------------------------------------------------------------------
              Cumulative Six-Month and Average Annual Total Returns
                           Periods Ended Dec. 31, 1998

                                        6 MONTHS   1 YEAR   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Stein Roe Cash Reserves Fund              2.45%     5.01%     4.80%      5.22%
U.S. Consumer Price Index (Inflation)*    0.85      1.80      2.70       3.20
Lipper Money Market Fund Average          2.37      4.85      4.76       5.18
Number of Funds in Peer Group              323       308       200       124

Past performance is no guarantee of future results. Total return performance includes reinvestment of income. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The U.S. Consumer Price Index is the government's monthly measure of retail inflation.

  Source of Lipper data: Lipper, Inc., a monitor of mutual fund performance.
* Source: Bloomberg Business News

Questions & Answers
--------------------------------------------------------------------------------
An Interview with Jane Naeseth, Portfolio Manager of Stein Roe Cash Reserves Fund and SR&F Cash Reserves Portfolio

                                    Fund Data
   Investment Objective:
   Seeks maximum current income consistent with capital preservation and maintenance of liquidity by investing in high-quality money market securities, such as U.S. Treasuries, commercial paper, banker's acceptances and certificates of deposit.

   Fund Inception:
   Oct. 2, 1976

   Total Net Assets:
   $499.3 million

Photo of : Jane Naeseth

Q: Interest rates have declined sharply since June. How has the Fund performed in this environment?

A: Cash Reserves Fund provided a total return of 2.45% for the six months ended Dec. 31, 1998. Income potential remained attractive during the period because the supply of securities was plentiful. Dealers sought to "clean house" at year's end by selling their excess inventory of money market securities such as commercial paper. This kept rates higher through year-end.

Q: How much have rates changed?

A: At June 30, 1998, the difference in income potential between money market securities and long-term bonds was narrow, which means investors were not rewarded for taking on additional interest rate risk. At the time, the rate banks charge each other for overnight loans stood at 5.5% while the average yield of 30-year U.S. bonds was 5.6%. This changed dramatically beginning in July. Russia's debt default, Asia's recession and signs of weakness in the domestic economy prompted the Federal Reserve to reduce short-term interest rates to 4.75%. Long-term rates, meanwhile, fell to just over 5% by year's end.
   This past summer, we structured the portfolio to take advantage of anticipated interest rate cuts. We lengthened average maturity from just under 23 days at June 30, 1998, to just under 31 days as of Dec. 31, 1998. This enhanced returns.

Q: How has the Fund's income potential stood up against inflation?

A: As interest rates and inflation have fallen since the start of 1997, the Fund's seven-day current yield has declined. However, the Fund's income advantage over inflation has grown during the past two years (see chart on page
5). Back in January 1997, the Fund's seven-day yield was 175 basis points (1.75%) more than the year-over-year increase in consumer prices. As of Dec. 31, 1998, Cash Reserves Fund's seven-day yield was 312 basis points (3.12%) more than the prevailing inflation rate. Thus the Fund's potential to preserve the purchasing power of a short-term investment has increased.

Q: What do you see happening with interest rates and inflation for the balance of fiscal 1999 and how might this affect the Fund?

A: Maintaining the Fund's income potential is likely to be challenging in the coming months, as rates for recent issues have fallen. Further modest rate cuts by the Federal Reserve could occur if U.S. economic growth slows in calendar year 1999. Money market rates could drift down further. Short-term interest rates are approaching the record lows they set in 1993. U.S. inflation was at it lowest level in 12 years in 1998, and, in our view, is likely to stay low given low prices for many commodities and weakness in export-oriented manufacturing.

Questions & Answers Continued
--------------------------------------------------------------------------------
Cash Reserves Fund's Yield History vs. Inflation 1997-1998

Line Chart:
               Cash Reserves Fund's
               7-Day Current Yield         U.S. Consumer Price Index (Inflation)
Jan-97         4.75%                       3.0%
               4.66                        3.0
Mar-97         4.83                        2.8
               4.9                         2.5
               4.96                        2.2
Jun-97         4.93                        2.3
               4.92                        2.2
               4.54                        2.2
Sep-97         4.83                        2.2
               4.94                        2.1
               4.99                        1.8
Dec-97         5.24                        1.7
               5                           1.6
               4.94                        1.4
Mar-98         4.94                        1.4
               4.95                        1.4
               4.9                         1.7
Jun-98         4.94                        1.7
               4.96                        1.7
               4.89                        1.6
Sep-98         4.89                        1.5
               4.71                        1.5
               4.62                        1.5
Dec-98         4.72                        1.6

Past performance does not guarantee future results. The Fund's yield fluctuates and is not guaranteed.
Source: Bloomberg Business News. The U.S. Consumer Price Index is the government's measure of retail inflation.

Questions & Answers Continued
--------------------------------------------------------------------------------

Q: How did you position the Fund within sectors during the period?

A: We have invested more than half the portfolio's net assets in commercial paper because these securities appear to offer the best risk/reward ratio. We slightly increased letter of credit commercial paper positions because this sector appeared undervalued. When a portion of our Yankee CD holdings matured, we did not replace them with similar securities. We looked to add floating rate notes (variable rate corporate securities) to the portfolio during 1998. However, we could not find any floating rate notes offered at prices we considered attractive.

Q: What's your strategy for coming months?

A: We bought a one-year corporate note, and we plan to continue to make moves that will lengthen the Fund's duration for maximum income potential. We expect to maintain a maturity range similar to our current positioning and invest primarily in U.S. commercial paper.

Past performance is no guarantee of future results. Total return performance includes reinvestment of income. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Fund Highlights
--------------------------------------------------------------------------------
                             Cash Reserves Portfolio
                            Securities Type Breakdown
--------------------------------------------------------------------------------
                                              PORTFOLIO            PORTFOLIO
                                            DEC. 31, 1998        JUNE 30, 1998
--------------------------------------------------------------------------------
Commercial Paper                                79.7%                  89.9%
Letter of Credit Commercial Paper               14.0                    3.9
Yankee Certificates of Deposit                   4.1                    3.2
Corporate Notes                                  1.1                    3.0
Federal Agencies                                 1.1                     --
--------------------------------------------------------------------------------
Total                                          100.0%                 100.0%
================================================================================

PIE CHART:
                                    Maturity
                           As of Dec. 31, 1998       As of June 30, 1998
Greater than 59 Days        5.9%                      7.7%
30-59 Days                 12.2%                     11.0%
15-29 Days                 46.6%                     27.6%
5-14 Days                  33.6%                     32.3%
0-4 Days                    1.7%                     21.4%

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Portfolio of Investments at December 31, 1998
(Dollar amounts in thousands)
(Unaudited)
                                             INTEREST          MATURITY        PRINCIPAL         AMORTIZED
Commercial Paper  (93.3%)               RATE RANGE(a)        DATE RANGE           AMOUNT              COST
----------------------------------------------------------------------------------------------------------
Chemicals - Plastics (2.0%)
Formosa Plastic
   (LOC Bank of America)                       5.033%           3/26/99          $15,000          $14,827

Consulting Services (1.9%)
CSC Enterprises (gtd. by
   Computer Sciences)                           5.203            2/2/99           14,700           14,633

Consumer Products (2.5%)
Fortune Brands (b)                              5.169           1/26/99           19,000           18,932

Financial Services (73.0%)
   Auto Lending (4.0%)
   American Honda Finance (gtd. by
            American Honda Motor)         5.357-5.362           1/27/99           30,000           29,885

   Banks (4.0%)
   Svenska Handelsbanken (gtd. by
             Svenska Handelsbank)               5.617            1/5/99           30,000           29,981

   Diversified Financial Services (5.5%)
   Associates Corp. of North America            5.083           1/4/99            12,000           11,995
   Finova Capital                         5.383-5.725      1/28-1/29/99           30,000           29,875
                                                                                                  -------
                                                                                                   41,870
   Leasing (4.7%)
   Enterprise Funding (b)                 5.474-5.554       1/8-1/20/99           35,898           35,841

   Mortgage Banking (4.6%)
   Countrywide Home Loans (gtd. by
      Countrywide Credit Industries)            5.511          1/21/99            35,000           34,894

   Other Financial (4.7%)
   Asset Securitization (b)                     5.506           1/19/99           20,000           19,946
   Caterpillar Financial Services               5.349          1/13/99            15,700           15,672
                                                                                                  -------
                                                                                                   35,618
   Special Purpose Entities (45.5%)
   BAT Capital (gtd. by
      BAT Industries)                     5.593-5.791       1/7-1/14/99           35,000           34,933
   CSN Overseas
      (LOC Barclays Bank)                       5.580      1/12-1/13/99           35,000           34,939
   Centric Capital (b)                          5.616           1/11/99           20,000           19,969
   International Securitization (b)       5.541-5.574      1/13-1/21/99           26,000           25,930
   Old Line Funding (b)                         5.487           1/22/99           35,000           34,889
   Pooled Accounts
      Receivable Capital (b)              5.628-5.629           1/19/99           25,400           25,329
   Preferred Receivables Funding (b)            5.547           1/5/99             7,810            7,805
   Receivables Capital (b)                      5.357           1/29/99           35,000           34,856
   Special Purpose
      Accounts Receivable (b)             5.282-5.612      1/15-1/20/99           35,000           34,911
   TEB Funding II
      (LOC Societe Generale)                    5.179           5/28/99           21,250           20,812

SR&F Cash Reserves Portfolio Continued
----------------------------------------------------------------------------------------------------------
                                             INTEREST          MATURITY        PRINCIPAL         AMORTIZED
Commercial Paper  (continued)           RATE RANGE(a)        DATE RANGE           AMOUNT              COST
----------------------------------------------------------------------------------------------------------
   Special Purpose Entities (continued)
   Thames Asset Global
      Securitization No. 1 (b)            5.421-5.548%     2/17-2/18/99          $34,391         $ 34,145
   Windmill Funding (b)                   5.536-5.620       1/7-1/13/99           35,000           34,945
                                                                                                 --------
                                                                                                  343,463
                                                                                                 --------
   Total Financial Services                                                                       551,552

Pipelines (4.6%)
Transportadora de Gas Del Sur
   (LOC Dresdner Bank)                    5.299-5.429      1/21-1/25/99           35,000           34,885

Retail - Convenience Store (3.4%)
Southland (gtd. by Ito-Yokado).           5.258-5.426      1/12-2/18/99           25,550           25,452

Telecommunications (3.9%)
GTE (b)                                   5.451-5.606      1/14-1/29/99           30,000           29,918

Utility - Electric (2.0%)
Northern Indiana Public Service                 5.479           1/20/99           15,000           14,957
                                                                                                 --------
Total Commercial Paper                                                                            705,156
                                                                                                 --------
---------------------------------------------------------------------------------------------------------
Corporate Note (1.1%)
Financial Services (1.1%)
Transamerica Financial                          8.750           10/1/99            7,800            8,013
                                                                                                 --------
---------------------------------------------------------------------------------------------------------
Federal Agency Discount Notes (1.1%)
Government Agency (1.1%)
Federal Home Loan Bank                    5.208-5.389        1/4-2/1/99            8,500            8,486
                                                                                                 --------
---------------------------------------------------------------------------------------------------------
Yankee Certificate of Deposit (4.1%)
Banks (4.1%)
Canadian Imperial Bank                          5.250            2/4/99           31,000           31,000
                                                                                                 --------
---------------------------------------------------------------------------------------------------------

Total Investments (99.6%)                                                                         752,655
Other Assets, Less Liabilities (0.4%)                                                               2,927
                                                                                                 --------
Total Net Assets (100.0%)                                                                        $755,582
                                                                                                 ========
---------------------------------------------------------------------------------------------------------
Notes to Portfolio of Investments
---------------------------------------------------------------------------------------------------------
(a)The interest rate is the effective rate at the date of purchase except for the corporate note and yankee certificate of deposit, for which the interest rate represents the instrument's coupon rate.
(b)Represents private placement securities exempt from registration by Section
   4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Portfolio must be in an exempt transaction, normally to other institutional investors. At December
   31, 1998, the aggregate value of the Fund's private placement securities was $357,416, which represented 47.3% of net assets. None of these securities were deemed illiquid.

See accompanying Notes to Financial Statements.

Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998
(All amounts in thousands, except per-share amount)
(Unaudited)
Assets
Investment in SR&F Cash Reserves Portfolio, at value ............       $497,099
Receivable for fund shares sold .................................          5,614
Cash ............................................................             50
Other assets ....................................................             58
                                                                        --------
   Total assets .................................................        502,821
                                                                        --------
Liabilities
Payable for fund shares redeemed ................................          2,760
Dividends payable ...............................................            344
Payable to investment adviser and transfer agent ................            174
Other liabilities ...............................................            283
                                                                        --------
   Total liabilities ............................................          3,561
                                                                        --------
   Net assets ...................................................       $499,260
                                                                        ========
Analysis of Net Assets
Paid-in capital .................................................       $499,127
Accumulated net realized gains on investments ...................            133
                                                                        --------
   Net assets ...................................................       $499,260
                                                                        ========
Shares outstanding (unlimited number authorized) ................        499,134
                                                                        ========
Net asset value per share .......................................       $   1.00
                                                                        ========

See accompanying Notes to Financial Statements.

Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)
Investment Income
Interest allocated from SR&F Cash Reserves Portfolio ...........       $ 13,975
                                                                       --------
Expenses
Expenses allocated from SR&F Cash Reserves Portfolio ...........            656
Administrative fees ............................................            629
Transfer agent fees ............................................            378
Printing and postage ...........................................             56
SEC and state registration fees ................................             22
Accounting fees ................................................             18
Audit and legal fees ...........................................              8
Other ..........................................................             43
                                                                       --------
   Total expenses ..............................................          1,810
                                                                       --------
   Net investment income .......................................         12,165
                                                                       --------
Realized Losses on Investments
   Net realized losses on investments allocated from
     SR&F Cash Reserves Portfolio ..............................             (3)
                                                                       --------
Net Increase in Net Assets Resulting from Operations ...........       $ 12,162
                                                                       ========

See accompanying Notes to Financial Statements.

Stein Roe Cash Reserves Fund
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                                  Six Months
                                                                       Ended      Year Ended
                                                                    Dec. 31,        June 30,
                                                                        1998            1998
                                                                   ---------       ---------
Operations
Net investment income ..........................................   $  12,165       $  24,264
Net realized losses on investments .............................          (3)           --
                                                                   ---------       ---------
   Net increase in net assets resulting from operations ........      12,162          24,264
                                                                   ---------       ---------
Distributions to Shareholders
Distributions from net investment income .......................     (12,165)        (24,264)
                                                                   ---------       ---------
Share Transactions
Subscriptions to fund shares ...................................     586,227         914,335
Value of distributions reinvested ..............................      10,897          21,185
Redemptions of fund shares .....................................    (591,861)       (893,924)
                                                                   ---------       ---------
   Net increase from share transactions ........................       5,263          41,596
                                                                   ---------       ---------
   Net increase in net assets ..................................       5,260          41,596
Total Net Assets
Beginning of period ............................................     494,000         452,404
                                                                   ---------       ---------
End of period ..................................................   $ 499,260       $ 494,000
                                                                   =========       =========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares ...................................     586,227         914,335
Issued in reinvestment of distributions ........................      10,897          21,185
Redemptions of fund shares .....................................    (591,861)       (893,924)
                                                                   ---------       ---------
   Net increase in fund shares .................................       5,263          41,596
Shares outstanding at beginning of period ......................     493,871         452,275
                                                                   ---------       ---------
Shares outstanding at end of period ............................     499,134         493,871
                                                                   =========       =========

See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998
(All amounts in thousands)
(Unaudited)
Assets
Investments, at amortized cost ....................................     $752,655
Cash ..............................................................        2,668
Interest receivable ...............................................          429
Other assets ......................................................           26
                                                                        --------
   Total assets ...................................................      755,778
                                                                        --------
Liabilities
Payable to investment adviser .....................................          167
Other liabilities .................................................           29
                                                                        --------
   Total liabilities ..............................................          196
                                                                        --------
   Net assets applicable to investors' beneficial interests .......     $755,582
                                                                        ========

See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended December 31, 1998
(All amounts in thousands)
(Unaudited)
Investment Income
Interest .......................................................       $ 21,170
                                                                       --------
Expenses
Management fees ................................................            924
Accounting fees ................................................             21
Audit and legal fees ...........................................              9
Trustees' fees .................................................              7
Other ..........................................................             34
                                                                       --------
   Total expenses ..............................................            995
                                                                       --------
   Net investment income .......................................         20,175
                                                                       --------
Realized Losses on Investments
   Net realized losses on investments ..........................             (4)
                                                                       --------
Net Increase in Net Assets Resulting from Operations ...........       $ 20,171
                                                                       ========

See accompanying Notes to Financial Statements.

SR&F Cash Reserves Portfolio
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
(All amounts in thousands)
(Unaudited)
                                                      Six Months         Period
                                                           Ended          Ended
                                                        Dec. 31,       June 30,
                                                            1998         1998(a)
                                                     -----------    -----------
Operations
Net investment income ............................   $    20,175    $    12,145
Net realized losses on investments ...............            (4)          --
                                                     -----------    -----------
   Net increase in net assets resulting
     from operations .............................        20,171         12,145
                                                     -----------    -----------

Transactions in Investors' Beneficial Interests
Contributions ....................................       499,846      1,158,202
Withdrawals ......................................      (450,712)      (484,070)
                                                     -----------    -----------
   Net increase from transactions in investors'
     beneficial interests ........................        49,134        674,132
                                                     -----------    -----------
   Net increase in net assets ....................        69,305        686,277

Total Net Assets
Beginning of period ..............................       686,277           --
                                                     -----------    -----------
End of period ....................................   $   755,582    $   686,277
                                                     ===========    ===========


(a) From commencement of operations on March 2, 1998.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
--------------------------------------------------------------------------------
(All amounts, except per-share amounts, in thousands)

NOTE 1. ORGANIZATION
Stein Roe Cash Reserves Fund (the "Fund") is a series of Stein Roe Income Trust (the "Trust"), an open-end management investment company organized as a Massachusetts business trust. The Fund invests substantially all of its assets in SR&F Cash Reserves Portfolio (the "Portfolio"), which seeks maximum income consistent with capital preservation and maintenance of liquidity.
   The Portfolio is a series of SR&F Base Trust, a Massachusetts common law trust organized under an Agreement and Declaration of Trust dated August 23, 1993. The Portfolio commenced operations on March 2, 1998. At commencement, Stein Roe Cash Reserves Fund and Colonial Money Market Fund (formerly Colonial Government Money Market Fund) contributed $493,224 and $187,537, respectively, in securities and other assets in exchange for beneficial ownership of the Portfolio. The Portfolio allocates income, expenses and realized gains and losses to each investor on a daily basis, based on their respective percentage of ownership. At December 31, 1998, Stein Roe Cash Reserves Fund and Colonial Money Market Fund owned 65.8% and 34.2%, respectively, of the Portfolio.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following summarizes the significant accounting policies of the Fund and Portfolio. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
   Certain prior-year amounts have been restated to conform to current-year presentation.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on trade date. Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis. Realized gains or losses from investment transactions are reported on an identified cost basis.
   The Portfolio is permitted to invest in repurchase agreements involving securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities. The Portfolio requires issuers of repurchase agreements to transfer the securities underlying those agreements to the Portfolio's custodian at the time of origination.

INVESTMENT VALUATIONS
The Portfolio utilizes the amortized cost method to value its investments. This technique approximates market value and involves valuing a security initially at cost and, thereafter, assuming a constant amortization to maturity of any discount or premium. In the event that a deviation of .50% or more exists between the Fund's $1.00 per-share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market quotations, the Board of Trustees would consider what action, if any, should be taken. Other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.
   The Fund attempts to maintain a per-share net asset value of $1.00, which management believes will be possible under most conditions.

FEDERAL INCOME TAXES
No provision is made for federal income taxes since (a) the Fund elects to be taxed as a "regulated investment company" and makes distributions to its shareholders to be relieved of all federal income taxes under provisions of current federal tax law; and (b) the Portfolio is treated as a partnership for federal income tax purposes and all of its income is allocated to its owners based on their respective percentages of ownership.

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income are declared daily and paid monthly. Dividends are determined in accordance with income tax principles, which may treat certain transactions differently from generally accepted accounting principles. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Permanent differences in the recognition or classification of income between the financial statements and tax earnings are reclassified to paid-in capital.

NOTE 3. PORTFOLIO COMPOSITION
Under normal market conditions, the Portfolio will invest at least 25% of its total assets in securities of issuers in the financial services industry (which includes, but is not limited to, banks, consumer and business credit institutions, and other financial services companies). At December 31, 1998, 74.1% of the Portfolio's net assets were invested in the financial services industry.
   See the portfolio of investments for additional information regarding portfolio composition.

NOTE 4. TRUSTEES' FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio pays a monthly management fee and the Fund pays a monthly administrative fee to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect, wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty"), for its services as investment adviser and manager.
   The management fee for the Portfolio is computed at an annual rate of .25% of the first $500 million of average daily net assets, and .225% thereafter. Prior to March 2, 1998, the management fee for the Fund was computed at an annual rate of .25% of average daily net assets. The administrative fee for the Fund is computed at an annual rate of .25% of the first $500 million of average daily net assets, .20% of the next $500 million, and .15% thereafter.
   The Adviser also provides fund accounting services.
   Transfer agent fees are paid to SteinRoe Services Inc. (SSI), a direct, wholly-owned subsidiary of Liberty. SSI has entered into an agreement with Liberty Funds Services, Inc., an indirect, wholly-owned subsidiary of Liberty, to act as subtransfer agent for the Fund.
   Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for the Fund and Portfolio for the period ended December 31, 1998, was $1 and $7, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Financial Highlights
--------------------------------------------------------------------------------
Cash Reserves Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                 Six Months
                                                      Ended
                                                   Dec. 31,
                                                       1998                             Years Ended June 30,
                                                 (Unaudited)               1998             1997             1996             1995
                                               ------------        ------------     ------------     ------------     ------------
Net Asset Value, Beginning of Period .......   $      1.000        $      1.000     $      1.000     $      1.000     $      1.000
                                               ------------        ------------     ------------     ------------     ------------
   Net investment income ...................          0.024               0.050            0.048            0.050            0.048

   Distributions from net
     investment income .....................         (0.024)             (0.050)          (0.048)          (0.050)          (0.048)
                                               ------------        ------------     ------------     ------------     ------------
Net Asset Value, End of Period .............   $      1.000        $      1.000     $      1.000     $      1.000     $      1.000
                                               ============        ============     ============     ============     ============
Ratio of expenses to average
  net assets ...............................           0.72%(a)            0.75%            0.77%            0.78%            0.76%
Ratio of net investment income
   to average net assets ...................           4.83%(a)            4.98%            4.80%            4.98%            4.83%
Total return ...............................           2.45%               5.09%            4.92%            5.07%            4.96%
Net assets, end of period (000's)...........   $    499,260        $    493,954     $    452,358     $    476,840     $    498,163

SR&F Cash Reserves Portfolio
                                                                  Six Months
                                                                       Ended       Period
                                                                    Dec. 31,        Ended
                                                                        1998     June 30,
Ratios to Average Net Assets                                      (Unaudited)     1998 (b)
                                                                 -----------    ---------
Ratio of net expenses to average net assets...................       0.26%(a)     0.26%(a)
Ratio of net investment income to average net assets..........       5.27%(a)     5.45%(a)

(a) Annualized
(b) From commencement of operations on March 2, 1998.

A Guide to Stein Roe Services
--------------------------------------------------------------------------------
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

PURCHASES
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:

  o Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.

  o Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

EXCHANGES
  o Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe fund to an identically registered existing account in another Stein Roe fund. You receive this service when you open a Stein Roe fund account, unless you elect not to.*

  o Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.

REDEMPTIONS
  o Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.

  o Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.

  o Special Redemption Option -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.

  o Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.

  o Money Market Fund Check Writing-- Write checks for $50 or more on your money market fund account.

* Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

A Guide to Stein Roe Services
--------------------------------------------------------------------------------
DISTRIBUTIONS

Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:

  o Dividend Purchase Option -- Use the distributions from one Stein Roe fund account ($25 minimum) to automatically purchase shares of another
     Stein Roe fund.

  o Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

RECORDKEEPING

  o Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

Income Trust
--------------------------------------------------------------------------------
Trustees
John A. Bacon, Jr.
Private Investor
William W. Boyd
Chairman and Director, Sterling Plumbing
  Group Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
  Companies, Inc.
Douglas A. Hacker
Senior Vice President and Chief Financial Officer,
  United Airlines
Janet Langford Kelly
Senior Vice President, Secretary and General
  Counsel, Sara Lee Corporation
Charles R. Nelson
Van Voorhis Professor of Political Economy,
  University of Washington
Thomas C. Theobald
Managing Partner, William Blair Capital Partners

Officers
Thomas W. Butch, President
William D. Andrews, Executive Vice President
Loren A. Hansen, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Kevin M. Carome, Vice President,
  Assistant Secretary
Kevin Connaughton, Vice President
Timothy Jacoby, Vice President
Michael T. Kennedy, Vice President
Gail Knudsen, Vice President
Stephen F. Lockman, Vice President
Lynn C. Maddox, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Sharon Robertson, Controller
Heidi J. Walter, Vice President, Secretary
Janet B. Rysz, Assistant Secretary
Scott E. Volk, Treasurer
Margaret O. Zwick, Assistant Treasurer

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

The Stein Roe Mutual Funds

Fixed Income Funds
     Cash Reserves Fund
     Municipal Money Market Fund
     Intermediate Municipals Fund
     Managed Municipals Fund
     High-Yield Municipals Fund
     Intermediate Bond Fund
     Income Fund
     High Yield Fund

Equity Funds
     Balanced Fund
     Growth & Income Fund
     Growth Stock Fund
     Young Investor Fund
     Growth Opportunities Fund
     Special Fund
     Large Company Focus Fund
     Special Venture Fund
     Capital Opportunities Fund
     International Fund
     Small Company Growth Fund

                             Stein Roe Mutual Funds
                                  P.O. Box 8900
                              Boston, MA 02205-8900
                      Financial Advisors call: 800-322-0593
                         Shareholders call: 800-338-2550
                                www.steinroe.com

    In Chicago, visit our Fund Center at One South Wacker Drive, 32nd Floor.

Liberty Funds Distributor, Inc.

                                                                      MM12A 2/99